NATIONWIDE VARIABLE INSURANCE TRUST
NVIT NS Partners International Focused Growth Fund

Supplement dated June 11, 2025
to the Summary Prospectus dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On June 10, 2025, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), including a majority of the trustees who are not interested persons of the Trust, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the NVIT NS Partners International Focused Growth Fund (the “NS Partners Fund”) and the NVIT International Equity Fund (the “International Fund”), each a series of the Trust, pursuant to which the NS Partners Fund would be merged into the International Fund (the “Merger”).  Shareholders of the NS Partners Fund and the International Fund are not required, and will not be requested, to approve the Merger.  Further information regarding the details of the Merger and the International Fund will be provided in an information statement that will be delivered to the NS Partners Fund’s shareholders.

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